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                                                       Exhibit 10(ao)
                                                       Form 10-K for 1996
                                                       File No. 1-11237



                                  AT&T Capital
                                  ------------

Amendment Number 2  1996 AT&T Capital Corporation Leadership
                    ----------------------------------------

                           Severance Plan
                           --------------

          The 1996 AT&T Capital Corporation Leadership Severance Plan (the "Plan") is hereby amended as set forth below:

     1. Section 1(1) of the Plan is amended by inserting the following new sentence after the first sentence of the section:

     "No person who becomes employed by the Company or any Subsidiary on or after January 17, 1997, shall be eligible to participate in the Plan."



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